UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 5, 2019

Ryerson Holding Corporation

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-34735

(Commission File Number)

26-1251524

(IRS Employer Identification No.)

227 West Monroe, 27th Floor, Chicago, IL 60606

(Address of principal executive offices and zip code)

(312) 292-5000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value, 100,000,000 shares authorized	RYI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

      Emerging growth company      ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.02.Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) Erich S. Schnaufer, Chief Financial Officer of Ryerson Holding Corporation (the “Company”), is leaving the Company and stepping down from all positions with the Company and its subsidiaries, effective January 3, 2020.  Mr. Schnaufer will receive the severance benefits under his employment agreement applicable to terminations without cause.

(c) Effective as of January 3, 2020, the Board of Directors of the Company has appointed Molly Kannan, the Company’s Corporate Controller, as Corporate Controller and Chief Accounting Officer and, while the Company searches for a Chief Financial Officer to fill the vacant position, as the interim principal financial officer of the Company. Ms. Kannan, age 38, has been serving as the Company’s Corporate Controller since 2015.  Prior to Ms. Kannan’s appointment as Corporate Controller, she served the Company as Director of Financial Reporting from 2013 until 2015.  Ms. Kannan holds a Master’s Degree from University of Illinois at Urbana-Champaign with a concentration in Accounting and a B.S. in Accounting from University of Illinois at Urbana-Champaign College of Business.  There are no family relationships between Ms. Kannan and any of the Company’s directors or executive officers, and there is no arrangement or understanding between Ms. Kannan or any other person and the Company or any of its subsidiaries pursuant to which she was appointed as an officer of the Company. There are no transactions between Ms. Kannan or any of her immediate family members and the Company or any of its subsidiaries that would be required to be reported under Item 404(a) of Regulation S-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 11, 2019

RYERSON HOLDING CORPORATION

By:	/s/ Mark S. Silver
Name: Mark S. Silver
Title: Executive Vice President, General Counsel and Secretary

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